UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                          Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

MICROVISION, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
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	(4)	Date Filed:

**** IMPORTANT NOTICE TO SHAREHOLDERS****

SPECIAL MEETING ADJOURNED UNTIL SEPTEMBER 13, 2013

August 26, 2013

Dear Fellow Stockholder:

I am writing to inform you that the Special Meeting of Shareholders of MicroVision, Inc. (“MicroVision”) scheduled to be held on Thursday, August 22, 2013 has been adjourned to allow stockholders additional time to cast their votes. The special meeting will reconvene at 11:00 a.m., Pacific Time on September 13, 2013, and will be held at The Redmond Inn, 17601 Redmond Way, Redmond, WA 98052. The record date for the stockholders entitled to vote at the special meeting remains the close of business on June 27, 2013.

Although more than 95% of the votes cast have voted FOR approval of the registered direct offering of common stock and warrants to purchase common stock proposal, we have not yet received enough votes to achieve a quorum to hold the special meeting. We are therefore continuing to solicit your vote. Your vote is important no matter how many or how few shares you own. It is important that you sign and return your proxy as soon as possible in order to save your company additional solicitation expenses and to ensure that your shares are represented at the special meeting.

YOUR VOTE IS NEEDED AND IS IMPORTANT

WE URGE YOU TO EXERCISE YOUR RIGHT TO VOTE TODAY.

If you sign and return the enclosed proxy card or voting instruction form without instructions on how to vote your shares, your shares will be voted as recommended by the Board of Directors (“FOR” Proposal 1). If your shares of MicroVision common stock are registered in the name of your broker as holder of record, your shares cannot be voted unless you give your specific instructions.

If you hold your shares in multiple accounts, you may receive more than one reminder letter and voting form. Please vote using each voting form you receive, to ensure that all your shares are represented at the Special Meeting.

For the reasons set forth in the definitive Proxy Statement dated July 10, 2013, your Board of Directors unanimously recommends that you vote “FOR” Proposal 1.

If you have any questions or if you need assistance voting, please call Morrow & Co., LLC, our proxy solicitor, at 1-800-662-5200

Thank you for your investment in MicroVision and for taking the time to vote your shares.

Sincerely,

/s/ Alexander Tokman

Alexander Tokman

Chief Executive Officer

MicroVision, Inc.	6244 185th Avenue NE, Suite 100 Redmond, WA 98052, USA	Tel Fax	(425) 936-6847 (425) 882-6600	microvision.com

MICROVISION, INC

6244 185th Ave NE, SUITE 100

REDMOND, WA 98052

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

Electronic Delivery of Future PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following proposal:

1. To approve the registered direct offering of common stock and warrants to purchase common stock that the Company completed on May 20, 2013.

For

Against

Abstain

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

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Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice & Proxy Statement is/are available at www.proxyvote.com .

MICROVISION, INC.

SPECIAL MEETING SEPTEMBER 13, 2013 PROXY SOLICITED BY BOARD OF DIRECTORS

The Special Meeting of Shareholders of MicroVision, Inc. will be held on September 13, 2013 at 11:00 a.m., Pacific Time, at The Redmond Inn, 17601 Redmond Way, Redmond, WA 98052.

The undersigned hereby appoints Alexander Tokman, Stephen P. Holt, and Thomas M. Walker, and each of them, each with power to appoint his substitute, as proxies to vote and act at the Special Meeting of Shareholders of MicroVision, Inc. (the “Company”) to be held on September 13, 2013, or any adjournment or postponement thereof with respect to the number of shares of common stock of the Company as to which the undersigned may be entitled to vote or act. The undersigned instructs such proxies to vote as designated on the reverse side on the matters on the reverse side, as described in the accompanying notice of the Special Meeting and proxy statement, receipt of which is acknowledged. All proxies previously given by the undersigned in respect of the Special Meeting are hereby revoked.

The shares represented by this proxy will be voted as specified herein, but if no specification is made, this proxy will be voted FOR approval of the registered direct offering of common stock and warrants to purchase common stock that the Company completed on May 20, 2013. The proxies may vote in their discretion as to other matters that may come before this meeting or any adjournment or postponement thereof.

Continued and to be signed on reverse side

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